Exhibit 99.2

EQUATOR, LLC

Unaudited Financial Statements

As of September 30, 2013 and

for the Nine Months Ended September 30, 2013 and 2012

EQUATOR, LLC

Balance Sheet

(Dollars in thousands)

September 30, 2013
ASSETS

Current assets:
Cash and cash equivalents	$1,629
Accounts receivable, net of allowance for doubtful accounts of $139	14,506
Prepaid expenses and other current assets	643
Total current assets	16,778

Premises and equipment, net	3,688

Deposits and other assets	299

Total assets	$20,765

LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities:
Accounts payable	$4,511
Accrued expenses and other liabilities	5,071
Deferred revenue	40,803
Capital leases, current portion	488
Total current liabilities	50,873

Capital leases, long-term portion	670

Members’ deficit	(30,778)
Total liabilities and members’ deficit	$20,765

See accompanying notes to the financial statements.

EQUATOR, LLC

Statements of Operations

(Dollars in thousands)

	For the nine months ended September 30,
	2013	2012

Revenue	$44,786	$52,611

Costs and expenses:
Cost of revenue	36,801	42,658
Selling, general and administrative expenses	12,409	13,590
Total costs and expenses	49,210	56,248

Loss from operations	(4,424)	(3,637)

Other income (expense), net	(38)	(3)

Loss before income tax expense	(4,462)	(3,640)

Income tax expense	(353)	(50)

Net loss	$(4,815)	$(3,690)

See accompanying notes to the financial statements.

EQUATOR, LLC

Statements of Members’ Deficit

(Dollars in thousands)

	For the nine months ended September 30,
	2013	2012

Balance, beginning of period	$(26,933)	$(12,378)

Members’ contribution	1,000	—

Members’ distribution	(30)	(10,520)

Net loss	(4,815)	(3,690)

Balance, end of period	$(30,778)	$(26,588)

See accompanying notes to the financial statements.

EQUATOR, LLC

Statement of Cash Flows

(Dollars in thousands)

	For the nine months ended September 30,
	2013	2012

Cash flows from operating activities:
Net loss	$(4,815)	$(3,690)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	974	705
Bad debt expense	340	18
Changes in operating assets and liabilities:
Accounts receivable	(7,802)	1,921
Other current and noncurrent assets	278	(114)
Accounts payable	107	2,440
Accrued expenses and other liabilities	3,166	854
Deferred revenue	7,701	10,563
Net cash (used in) provided by operating activities	(51)	12,697

Cash flows from investing activities:
Purchases of premises and equipment	(64)	(940)
Net cash used in investing activities	(64)	(940)

Cash flows from financing activities:
Principal payments on capital lease obligations	(264)	—
Contributions from members	1,000	—
Distributions to members	(30)	(10,520)
Net cash provided by (used in) financing activities	706	(10,520)

Net increase in cash and cash equivalents	591	1,237

Cash and cash equivalents, beginning of period	1,038	1,269

Cash and cash equivalents, end of period	$1,629	$2,506

Supplemental cash flow information:
Income taxes paid	$(353)	$(50)

Non-cash investing and financing activities:
Capital expenditures funded by capital lease borrowings	$1,064	$426

See accompanying notes to the financial statements.

EQUATOR, LLC

Notes to Financial Statements

(Dollars in thousands)

NOTE 1 —BUSINESS

Equator, LLC (“Equator” or the “Company”), a California limited liability company, was formed in 2003. The Company is an industry leading marketplace and transaction solutions provider for the mortgage and real estate industries.  Equator’s solutions include EQ Workstation®, EQ Marketplace®, EQ Midsource® and EQ Portal™, which can be used a la carte or together as an end-to-end solution.  The EQ Workstation provides comprehensive, end-to-end workflow and transaction services to manage real estate related activities.  EQ Marketplace provides a coordinated means of purchasing a variety of real estate services from vendors including realtors, title, closing, inspection and valuation.  EQ Midsource allows users of EQ Workstation to outsource all or specific components of real estate related activities.  EQ Portal provides realtors direct access to process real estate transactions with secure exchange of data and documents along with realtor marketing, training and certification.

Transaction after September 30, 2013

On November 15, 2013, Altisource Solutions S.à r.l. acquired the all of the Company’s outstanding limited liability interests.  Altisource Solutions S.à r.l. is a wholly-owned subsidiary of Altisource Portfolio Solutions S.A.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information.  Accordingly, these financial statements do not include all of the information and notes required by GAAP for complete financial statements.  In the opinion of management, the interim data includes all normal recurring adjustments considered necessary to fairly state the results for the interim periods presented.  The preparation of interim financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our interim financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

These interim financial statements should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 2012, which contains a summary of our significant accounting policies.  Certain footnote detail in the annual financial statements is omitted from the information included herein.

Allowance for Doubtful Accounts Receivable

The Company’s allowance for doubtful accounts was $139 at September 30, 2013.  The activities of the account for the nine months ended September 30, 2013 and 2012 are as follows:

	For the nine months ended September 30,
	2013	2012
Balance, beginning of period	$304	$253
Bad debt expense charged to income	340	18
Accounts written-off	(505)	(42)

Balance, end of period	$139	$229

Capital Lease Obligations

The Company leases certain office equipment under capital lease agreements that expire in July 2015 and February 2016.  Related interest expense of $43 and $3 for the nine months ended September 30, 2013 and 2012, respectively, is included within other income (expense), net in the statements of operations.

Concentrations of Credit Risk

During the nine months ended September 30, 2013 and 2012, the Company’s top 10 customers accounted for 72% and 80% of the total revenue, respectively.  Two customers accounted for approximately 31% and 13% of revenue for the nine months ended September 30, 2013.  Two customers accounted for approximately 52% and 7% of revenue for the nine months ended September 30, 2012.

At September 30, 2013, these top 10 customers accounted for approximately 79% of the accounts receivable, net balance.  This includes two customers who accounted for approximately 37% and 25% of the accounts receivable, net balance.

Advertising Expense

For the nine months ended September 30, 2013 and 2012, advertising expense was $51 and $167, respectively.  Advertising expense is reflected as a component of selling, general and administrative expenses in the statements of operations.

NOTE 3 — MEMBERS’ DEFICIT

At September 30, 2013, Class A and Class B Adjusted Capital Account Deficits totaled $24,622 and $6,156, respectively.  Total distributions made to Members amounted to $30 and $10,520 during the nine months ended September 30, 2013 and 2012, respectively.  Total contributions made from Members amounted to $1,000 during the nine months ended September 30, 2013.  There were no contributions from Members during the nine months ended September 30, 2012.

NOTE 4 — PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets at September 30, 2013 consist of the following:

Annual software licenses	$490
Other prepaid expenses	98
Prepaid insurance	28
Other current assets	27

Prepaid expenses and other current assets	$643

NOTE 5 — PREMISES AND EQUIPMENT, NET

Premises and equipment, net (including assets held under capital leases) at September 30, 2013 consist of the following:

Office equipment	$4,199
Capitalized software	2,078
Furniture and fixtures	584
Leasehold improvements	432
7,293
Less: accumulated depreciation	(3,605)

Premises and equipment, net	$3,688

Depreciation expense for the nine months ended September 30, 2013 and 2012 was $974 and $705, respectively, and is reflected as a component of selling, general and administrative expenses in the statements of operations.

The gross amount of office equipment recorded under capital leases as of September 30, 2013 is $1,490.

NOTE 6 — ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities at September 30, 2013 consist of the following:

Payroll and payroll taxes	$2,898
Vacation	1,269
Rent	688
Other	216

Accrued expenses and other liabilities	$5,071

NOTE 7 — CAPITAL LEASE OBLIGATIONS

Future minimum lease payments under capital leases in effect at September 30, 2013 are as follows:

For the year ending December 31,
2013	$134
2014	535
2015	498
2016	64
Total minimum lease payments	1,231
Less amounts representing interest	(73)

Present value of capital lease obligations	$1,158

NOTE 8 — EMPLOYEE BENEFIT PLAN

Contribution expenses related to the 401(k) defined contribution plan for the nine months ended September 30, 2013 and 2012 totaled $431 and $365, respectively.  Contribution expenses are reflected as a component of cost of revenue and selling, general and administrative expenses in the statements of operations.

NOTE 9 — SUBSEQUENT EVENT

Management has evaluated subsequent events from the balance sheet date through January 30, 2014, the date at which these financial statements were issued, and determined there are no items to disclose, other than the information disclosed in Note 1, Transaction after September 30, 2013.